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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C.  20549



                                   FORM 8-K


                                CURRENT REPORT



                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported)
                               October 17, 1996


                      EAST TEXAS FINANCIAL SERVICES, INC.
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            (Exact name of Registrant as specified in its Charter)



    DELAWARE                      0-24848                        75-2559089
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(State or other             (Commission File No.)              (IRS Employer
 jurisdiction of                                               Identification
 incorporation                                                    Number)



1200 SOUTH BECKHAM AVENUE, TYLER, TEXAS                         75701-3319
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:            (903) 593-1767
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                                      N/A
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events
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     On October 17, 1996, the Registrant issued for publication the press release attached as Exhibit "99" announcing a cash dividend for the quarter ended September 30, 1996.
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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             EAST TEXAS FINANCIAL SERVICES, INC.



Date:  October 17, 1996                         By: /s/ GERALD W. FREE
                                                    ------------------
                                                    Gerald W. Free
                                                    President and
                                                    Chief Executive Officer
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EXHIBIT                                                         SEQUENTIAL
NUMBER                     DESCRIPTION                           PAGE NO.
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 99         Press release, published on October 17, 1996.         6